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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 19, 2002

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code:   (205) 940-4000

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Item 5.    Other Events.

            On November 19, 2002, Saks Incorporated released its earnings for the quarter and nine months ended November 2, 2002.  The November 19, 2002 news release is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7.    Financial Statements and Exhibits.

                (c)    Exhibits

Exhibit	Description of Document
99	November 19, 2002 news release announcing earnings for the quarter and nine months ended November 2, 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: November 21, 2002	/s/ Douglas E. Coltharp Douglas E. Coltharp Executive Vice President and Chief Financial Officer